Exhibit 10.2

                  Section 1.1  Registration.

                  (a) Subject to the terms and conditions set forth herein, Telepad shall prepare and file a registration statement with the SEC within the first 90 days after the Closing Date and shall use its reasonable efforts to cause such registration statement to become effective promptly pursuant to Rule 415 of Regulation C promulgated under the Securities Act (or any successor rule) or otherwise under other applicable rules and regulations under the Securities Act (the "Registration Statement") providing for the sale by any Seller of all of its Registrable Securities in accordance with the terms hereof. "Registrable Securities" shall mean (i) any Telepad Common Shares acquired by Seller on the Closing Date pursuant to the Agreement, (ii) any Telepad Common Stock issuable or issued upon conversion of Telepad Preferred Shares; and (iii) any securities issued or issuable with respect to any Telepad Shares by way of stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

                  (b) Subject to Section 1.13, Telepad agrees (i) to use its reasonable efforts to keep the Registration Statement continuously effective for a period expiring on the earlier of (x) the date on which all of the Registrable Securities covered by the Registration Statement have been sold pursuant thereto or (y) until the first anniversary of the Closing Date (the " Period"), and (ii) to amend promptly the Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by Telepad for such Registration Statement or by the Securities Act. Telepad may, in the exercise of its sole discretion, extend the Registration Statement for a period beyond the Period but shall in no event be required to do so.

                  (c) Any Seller intending to make offers or sales of Registrable Securities pursuant to a Registration Statement prepared in connection with this Section 1.1 shall provide Telepad with written notice (the "Distribution Notice") of such intent at least five business days prior to commencing such offers or sales. If the Distribution Notice reflects a method of distribution different from that contemplated by the Registration Statement or is from an Eligible Transferee (as defined below) not identified in the Registration Statement, such Seller shall promptly provide Telepad such information as Telepad reasonably requests in order to identify such Seller and the method of distribution in any necessary post-effective amendment or supplement to the Registration Statement. Such Seller shall also notify Telepad in writing upon completion of such offer or sale or at such time as such Seller no longer intends to make offers or sales under the Registration Statement.

                  (d) In connection with and as a condition to Telepad's obligations with respect to any Registration Statement prepared pursuant to this
Section 1.1, each Seller covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Registration Statement until it has provided a Distribution Notice, received copies of the Prospectus as then amended or supplemented and received notice from Telepad that the Registration Statement and any post-effective amendments thereto have become effective; and
(ii) upon receipt of any notice from Telepad as provided by Section 1.9(g) hereof, such Seller shall not offer or sell any Registrable




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Securities pursuant to the Registration Statement until such Seller receives copies of the supplemented or amended Prospectus and receives notice that any post-effective amendment has become effective, and, if so directed by Telepad, such Seller will deliver to Telepad (at the expense of Telepad) all copies in its possession, other than permanent file copies then in such Seller's possession, of the Prospectus as amended or supplemented at the time of receipt of such notice.

                  (e) All offers and sales under the Registration Statement shall be completed within 30 days after the date on which offers or sales can be made pursuant to paragraph (c) above, and upon expiration of such 30-day period, Seller will not offer or sell any Registrable Securities under the Registration Statement until it has again complied with the provisions of paragraph (c) above.

                  Section 1.3 Indemnification by Telepad. Telepad shall, and hereby does, indemnify and hold harmless each Seller, each other Person who participates as an underwriter in the offering or sale of Registrable Securities and each other Person, if any, who controls any such underwriter within the meaning of Section 15 and Section 20 of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Seller or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and Telepad shall reimburse the Seller and each underwriter and controlling Person for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that Telepad shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information about the Seller furnished to Telepad through an instrument duly executed by or on behalf of Seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Seller or any such controlling Person and shall survive the transfer of the Registrable Securities by the Seller.

                  Section 1.4 Indemnification by Sellers. In consideration of the inclusion of their Registrable Securities in any such registration statement, Sellers, severally and not jointly, agree to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section

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1.3) Telepad, each director of Telepad, each officer of Telepad signing such registration statement, each other Person who participates as an underwriter in the offering or sale of such Registrable Securities and each other Person, if any, who controls Telepad within the meaning of Section 15 and Section 20 of the Securities Act with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about Seller furnished to Telepad through an instrument duly executed by Seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Telepad or any such director, officer or controlling Person and shall survive the transfer by the seller of the securities of Telepad being registered.

                  Section 1.5 Notification. Each indemnified party under this Exhibit D will, promptly after the receipt of notice of the commencement of any action or other proceeding against such indemnified party in respect of which indemnity may be sought from any indemnifying party under this Exhibit D, notify such indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify any indemnifying party of any such action shall not relieve such indemnifying party from any liability that it may have to such indemnified party (a) other than pursuant to this Exhibit D or (b) under this Exhibit D unless, and only to the extent that, such omission results in forfeiture of substantive rights or defenses. In case any such action or other proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that either may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that any indemnified party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which any indemnifying party and an indemnified party are, or are reasonably likely to become, a party, such indemnified party shall have the right to employ separate counsel at the expense of such indemnifying party and to control its own defense of such action or proceeding if, in the reason able opinion of counsel to such indemnified party, (i) there are or may be legal defenses available to such indemnified party or to other indemnified parties that are different from or additional to those available to such indemnifying party or (ii) any conflict or potential conflict exists between such indemnifying party and such indemnified party that would make such separate representation advisable in the view of the indemnified party; provided, however, that (A) any such separate counsel employed by the indemnified party at the expense of such indemnifying party shall be reasonably satisfactory to such indemnifying party, (B) the indemnified party will not, without the prior written consent of such indemnifying party, settle, compromise or consent to the entry of any judgment in such action or proceeding unless such settlement, compromise or consent includes an unconditional release of such indemnifying party from all liability arising or that may arise out of such action or proceeding relating to any matter subject to indemnification hereunder

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and (C) in no event shall such indemnifying party be required to pay fees and expenses under this Exhibit D for more than one firm of attorneys representing the indemnified parties in any jurisdiction in any one legal action or group of related legal actions. The rights accorded to indemnified parties hereunder shall be in addition to any rights that any indemnified party may have at common law, by separate agreement or otherwise.

                  Section 1.6 Other Indemnification. Indemnification similar to that specified in this Exhibit D (with appropriate modifications) shall be given by Telepad and Sellers with respect to any required registration or other qualification of Registrable Securities under any federal or state law or regulation of any government authority other than the Securities Act.

                  Section 1.7 Contribution. To provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Exhibit D is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any liabilities suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such liabilities, in such proportion as is appropriate to reflect the relative fault of Telepad on the one hand and of the liable Seller(s) on the other in connection with the statements or omissions which resulted in such liabilities, as well as any other relevant equitable considerations. The relative fault of Telepad on the one hand and of the liable Seller(s) (including, in each case, that of their respective officers, directors, employees, agents and controlling Persons) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Telepad, on the one hand, or by or on behalf of Seller(s), on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  Section 1.8 Registration Covenants of Telepad. Telepad covenants and agrees to:

                  (a) prior to the filings described above in Sections 1.1, 1.2 and 1.3, furnish to Sellers copies of the Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof;

                  (b) notify Sellers, promptly after Telepad shall receive notice thereof, of the time when any Registration Statement becomes effective or when any amendment or supplement or any prospectus forming a part of such Registration Statement has been filed;

                  (c) advise the Sellers after Telepad shall receive notice or otherwise obtain knowledge of the issuance of any order by the SEC suspending the effectiveness of a Registration Statement or any amendment thereto or of the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if a stop order should be issued;

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                  (d) subject to Section 1.12, prepare and file with the SEC such amendments and supplements to the Registration Statement and each prospectus forming a part thereof as may be necessary to keep the Registration Statement continuously effective and to permit Sellers comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement in accordance with the intended methods of disposition by Sellers set forth in the Registration Statement;

                  (e) furnish to Sellers such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as Sellers may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Sellers;

                  (f) use its reasonable efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as determined by the under writers after consultation with Telepad and the Sellers and do any and all other acts and things which may be reasonably necessary or advisable to enable Sellers to consummate the disposition in such jurisdictions of the Registrable Securities (provided that Telepad shall not be required to (i) qualify generally to do business in any jurisdiction in which it would not otherwise be re quired to qualify but for this Section 1.8(f), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

                  (g) notify Sellers, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the Registration Statement would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of Sellers, subject to Section 1.13, prepare a supplement or amendment to the Registration Statement so that the Registration Statement shall not, to Telepad's knowledge, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  Section 1.9 Expenses. In connection with the Registration pursuant to Section 1.1, Telepad shall pay all registration, filing and NASD fees, all fees and expenses of complying with securities or "blue sky" laws (including fees and disbursements of underwriters' counsel); provided, however, that Sellers shall pay their pro rata share of any commissions, fees and disbursements of underwriters customarily paid by sellers of securities (based upon offering proceeds to be received by it). Telepad shall be responsible for the fees and disbursements of counsel for Telepad and of its independent public accountants, printing costs and premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities. Sellers shall be responsible for the fees and disbursements of counsel for Sellers.

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                  Section 1.10. Limitation on Requirement to File or Amend
Registration Statement. Anything in this Exhibit D to the contrary notwithstanding, Telepad shall not be required to file, and may defer filing, any Registration Statement, amendment, supplement or post-effective amendment thereto or prospectus supplement, and may suspend the right of Sellers to sell Registrable Securities pursuant to the Registration Statement, if Telepad is then involved in discussions concerning, or otherwise engaged in, an acquisition, disposition, financing or other material transaction and Telepad determines in good faith that the making of disclosure with respect to such matter in such a filing, supplement or amendment at such time would materially adversely affect or interfere with such transaction or would otherwise be materially adverse to Telepad or its stockholders; provided, however, that Telepad shall, as soon as practicable thereafter, make such filing, supplement or amendment. Telepad shall promptly give Sellers written notice of any such deferral, containing a general statement of the reasons for such deferral and an approximation of the anticipated delay, provided, however, that nothing herein shall require Telepad to disclose any terms of any such transaction or the identity of any party thereto. Upon receipt of such notice, Sellers shall immediately suspend the sale of Registrable Securities pursuant to the Registration, until Telepad shall have made such filing, supplement or amendment and provided notice thereof to Sellers.

                  Section 1.11. Term. Except as specifically otherwise provided herein, the provisions of this Exhibit D shall terminate upon the earlier of (i) such time as all Registrable Securities have ceased to be restricted securities, as that terms is defined in Securities Act Rule 144 and (ii) the first anniversary of the Closing Date.

                  Section 1.12. Pre-existing Agreements. In the event of any conflict between this Exhibit D and the pre-existing obligations of Telepad under any other agreement, such pre-existing obligations shall govern and such conflicting provisions of this Exhibit D shall be applied in such a manner as to eliminate any such conflict.

                  Section 1.13. Compliance with Laws. Each Seller agrees that any sale of Registrable Securities by or on behalf of such Seller shall be made in compliance with the requirements of the Securities Act applicable to such Seller and any broker, dealer or agent acting on such Seller's behalf.

                  Section 1.14. Delay Payment. If the Registration Statement does not become effective under the Securities Act prior to the 211th day after the Closing Date, the sole remedy of each Seller shall be to receive from Telepad, within five business days after demand therefore, an amount equal to
(a) $0.38 times the number of Registrable Securities held by such Seller (b) multiplied by .00033 for each day such Registration Statement is not effective after the 210th day after the Closing Date up to and including the 365th day after the Closing Date.

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